Taxes	6 Months Ended
Jun. 30, 2025
Taxes [Abstract]
Taxes

Note 10 — Taxes

Income tax

Cayman Islands

X3 was incorporated in the Cayman Islands and is not subject to tax on income or capital gains under the laws of Cayman Islands. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

Singapore

Under Singapore tax laws, subsidiaries in Singapore are subject to statutory income tax rate at 17.0% if revenue is generated in Singapore and there are no withholding taxes in Singapore on remittance of dividends.

Hong Kong

Powerbridge HK is established in Hong Kong. Under the Hong Kong tax laws, Powerbridge HK is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

PRC

Powerbridge Zhuhai is governed by the Enterprise Income Tax (“EIT”) laws of PRC. Under EIT laws of PRC, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis. EIT grants preferential tax treatment to certain High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. Powerbridge Zhuhai, the Group’s operating subsidiary in PRC, has been approved as HNTEs in 2014 and successfully renewed it in 2023, which reduced its statutory income tax rate to 15%. The rest of the Group’s subsidiaries in PRC are subject to an income tax rate of 25%.

The impact of the preferred tax treatment noted above decreased income taxes by $18,461 and $209,134 for the six months ended June 30,2025 and 2024, respectively. The benefit of the preferred tax treatment on net loss per share (basic and diluted) was $0.00 (split-adjusted 0.01) and $0.00 (split-adjusted 0.06) for the six months ended June 30, 2025 and 2024, respectively.

Significant components of the provision for income taxes are as follows:

	For the Six Months Ended June 30,
	2025	2024
Current	$2,621	$(410)
Deferred	(1,693,253)	(144,541)
Income tax expense (benefit)	$(1,690,631)	$(144,951)

The following table reconciles China statutory rates to the Group’s effective tax rate:

	For the Six Months Ended June 30,
	2025	2024
PRC statutory rates	25.0%	25.0%
Preferential tax rates	0.1%	(1.9)%
R&D credits	0.6%	1.2%
Change in valuation allowance and others	(16.3)%	(23.3)%
Effective tax rate	9.4%	1.0%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of the deferred tax assets and liabilities are as follows:

	June 30, 2025	December 31, 2024
Deferred tax assets:
Provision for credit losses	$1,307,197	$1,483,285
Depreciation and amortization	211,130	207,204
Net operating loss carryforward	3,105,490	2,751,701
Valuation allowance	(3,832,058)	(3,464,740)
Deferred tax assets, net	$791,759	$977,450

Deferred tax liabilities:
Increase in fair value of intangible assets acquired through acquisition	$1,815,719	$1,882,829
Impairment of intangible assets acquired through acquisition	(1,815,719)	-
Deferred tax liabilities	$-	$1,882,829

As of June 30, 2025, the Group has approximately $16.8 million net operating loss (“NOL”) carryforwards with expirations by 2030. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the cumulative earnings and projected future taxable income in making this assessment. Recovery of substantially all of the group’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are recoverable, management provided $3,832,058 and $3,464,740 valuation allowance against the deferred tax assets that the Group does not expect to realize at June 30, 2025 and December 31, 2024, respectively.

Value added tax

Enterprises who sell goods in the PRC are subject to a value added tax in accordance with PRC laws. VAT standard rates are 3% to 13% of the gross sales price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Group’s finished products can be used to offset the VAT due on sales of the finished products and services. Powerbridge Zhuhai obtained a VAT preferential status for its technology development business, accordingly, the certain Group’s technology development business is exempted from VAT.

Tax payable

Taxes payable consists of the following:

	June 30, 2025	December 31, 2024
Income taxes payable	$5,697	$5,591
VAT and other tax payable	121,128	239,179
Taxes payable	$126,825	$244,770

Uncertain tax positions

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of June 30, 2025 and December 31, 2024, the Group did not have any significant unrecognized uncertain tax positions. The Group did not incur any interest and penalties related to potential underpaid income tax expenses for the six months ended June 30, 2025 and 2024. The Group also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from June 30, 2025.